Exhibit 32.1

CHANTICLEER HOLDINGS, INC.

Form 10-K/A for the fiscal year ended December 31, 2011

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT
TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael D. Pruitt, certify that:

1.	I am the Chief Executive Officer of Chanticleer Holdings, Inc.
2.	Attached to this certification is Form 10-K/A for the fiscal year ended December 31, 2011, a periodic report (the “periodic report”) filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the “Exchange Act”), which contains financial statements.
3	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
•	The periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
•	The information in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented.

December 4, 2012	/s/ Michael D. Pruitt
Michael D. Pruitt
President, Chief Executive Officer
(Principal Executive Officer)

Exhibit 32.2

CHANTICLEER HOLDINGS, INC.

Form 10-K/A for the fiscal year ended December 31, 2011

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT
TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Eric S. Lederer, certify that:

1.	I am the Chief Financial Officer of Chanticleer Holdings, Inc.
2.	Attached to this certification is Form 10-K/A for the fiscal year ended December 31, 2011, a periodic report (the “periodic report”) filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the “Exchange Act”), which contains financial statements.
3	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
•	The periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
•	The information in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented.

December 4, 2012	/s/ Eric S. Lederer
Eric S. Lederer
Chief Financial Officer
(Principal Financial Officer)